SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 19, 2002


                           UNIGENE LABORATORIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                         0-16005                 22-2328609
(STATE OR OTHER JURISDICTION           (COMMISSION            (I.R.S. EMPLOYER
    OF INCORPORATION)                  FILE NUMBER)          IDENTIFICATION NO.)

                              110 LITTLE FALLS ROAD
                           FAIRFIELD, NEW JERSEY 07004
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (973) 882-0860


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 30, 2002, Unigene Laboratories, Inc. (the "Company"), decided to appoint Grant Thornton LLP as its new independent auditor. The Company's Audit Committee and Board of Directors participated in and approved the decision to appoint Grant Thornton. Grant Thornton was engaged by the Company to be its independent auditor on September 19, 2002.

     During the two most recent fiscal years ended December 31, 2001 and 2000 and through the date of this Form 8-K/A, neither the Company, nor anyone on its behalf, has consulted with Grant Thornton regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matters or reportable events described under Item 304(a)(2)(i) and (ii) of Regulation S-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     UNIGENE LABORATORIES, INC.

                                                     /s/  Warren P. Levy
                                                     ---------------------------
Date:   September 19, 2002                           By: Warren P. Levy
                                                     President
                                                     (Chief Executive Officer)